Calvert

Investments that make a difference (registered)

March 31, 2002

Semi-Annual Report

Calvert World Values

International Equity Fund

Table

of

Contents

President's Letter

1

Social Update

3

Portfolio

Manager Remarks

4

Statement

of Net Assets

8

Statement

of Operations

13

Statements

of Changes in

Net Assets

14

Notes to

Financial Statements

16

Financial Highlights

21

Financial Tables

& Glossary

25

Dear Shareholders:

At quarter end, we continue to be watchful for indicators of economic recovery in 2002. The outlook remains uncertain, however, as to the potential strength and timing of economic improvement.

Since our last report to you, and particularly during the last quarter, we have seen promising signs, with some sectors of our economy stepping up production. On the other hand, labor market data paint a picture of a slower recovery, with March unemployment data indicating a rise to 5.7%.

Keeping Investment Perspective

I remind investors that at times like these, when economic conditions and the global political situation are uncertain, it is particularly important to revisit portfolio holdings in view of personal goals, risk tolerance, and investment time horizon.

Certainly, equity markets remain extremely challenging. Volatility continues, and while we see bursts of what appears to be recovery in stock market valuation, we are still in a period when returns are in many cases negative.

On the fixed income side, investors may want to consider the potential impact of rising interest rates on bond fund holdings. I would remind our investors that shorter-duration bond funds tend to hold value better than longer-duration funds during periods of rising interest rates. Of course, yields tend to be lower on shorter-duration funds, but these investments can be advantageous for investors who are either more conservative overall or wish to maintain a conservative portion of their portfolio.

Calvert continues to expand our broad range of fund options, and we believe investors will find choices appropriate for a variety of strategies and for changing market conditions.

Change in Fund Auditors

In light of the uncertainty surrounding the Arthur Andersen accounting firm, the Boards of each of our Funds held a special meeting recently and voted to approve a change in independent auditors to KPMG LLP.

Revisiting Shared Values

As you know, Calvert takes a long view and has a broad perspective on corporate performance. We are diligent in assessing not only financial practices and performance, but also other aspects of a company's operations. Within our socially screened funds, we are reviewing corporate governance guidelines, including director and auditor independence. Clearly, ongoing revelations surrounding Enron have given all of us reason to look more closely at a broad range of corporate behaviors and to shine a brighter light on various corporate stakeholders.

Thank You for Choosing Calvert

At the end of 2001, Calvert celebrated 25 years in the investment business. Your trust and confidence have enabled us not only to reach this milestone, but also to look forward to our next quarter century with optimism and enthusiasm.

Sincerely,

Barbara J. Krumsiek

President and CEO

May 13, 2002

Social

Update

Web Accolades

www.calvert.com has been named one of the Top 20 Web sites among all mutual fund families and one of the Top 10 Web sites for small mutual funds by kasina, LLC, an industry authority on mutual fund Web sites. Evaluating 478 mutual fund sites, kasina noted that "[t]he high point of this site is the Know What You Own search feature (ellipsis) [showing] top [fund] holdings and characteristics in terms of ethics and corporate citizenship. This is a unique feature, not found on any other Web site (ellipsis)." In a separate survey conducted by DALBAR, a Boston-based financial services research and rating company, Calvert was among a dozen firms named as "Excellent Web Sites for Consumers" in the fourth quarter of 2001.

Shareholder Activism and Social Research

Over the past few months, Calvert's social analysts have engaged more than 50 companies held in our various funds on a wide range of social issues resulting in amended or new policies and strengthened programs.

A few examples:

o Becton Dickinson and Illinois Tool Works have agreed to expand their labor and human rights policies to include provisions against the use of child labor and have agreed to adopt more stringent labor standards.

o Deere and Company has adopted a new policy of non-discrimination based on sexual orientation.

o Apple has agreed to work with us in exploring opportunities for computer recycling.

o A number of companies including Peoplesoft, Lowes, and Office Depot have all agreed to develop stronger diversity programs and practices.

o AES Corporation has agreed to report on its total annual greenhouse gas emissions and conduct a feasibility study on the cost of reducing these emissions.

Calvert has been selected by various international agencies to provide social screening of current and potential business partners for those groups. This sharing of our research allows these organizations to better ascertain how their partners rate in key areas such as human rights, labor issues, environmental protection, gender and racial equity, and product health and safety.

High Social Impact Investments

A group of South African women are breaking new ground - literally and figuratively. They are establishing themselves as commercial farmers, a non-traditional activity for South African women, and creating new jobs in Northern Province. Their project has been financed by a loan guaranteed by Shared Interest, an enterprise established to forge productive new relationships among South African banks, community development financial institutions, and low-income borrowers. More than a precedent-setting partnership and technological advance, this is the beginning of a strategy to use guarantees in innovative ways to open doors for economically marginalized communities.

Thomas Hancock of Grantham, Mayo, Van Otterloo

Please Note: In March, the Fund's Board of Directors approved the appointment of a new subadvisor to manage the investment portfolio of the Fund. Grantham, Mayo, Van Otterloo was appointed as the new subadvisor to the Fund.

How did the Fund perform?

Calvert World Values International Equity Fund's Class A Shares posted a total return of 9.67% for the six months ending March 31, 2002, outperforming the Fund's benchmark, MSCI's EAFE Index, which returned 8.08% over the period.

What was the Economic Climate?

The past six months for international equity markets started with a sharp upturn for markets, as stocks around the globe reversed course after having initially sold off as a result of the September 11 terrorist attacks. In part this was a classic correction of a sharp over-reaction by investors. It suggested that investors were more optimistic about the chances of a global economic recovery in the New Year. However, this exuberance did not follow through in the New Year. A solid bounce back during the final week of February, and the first week of March enabled the U.S. and non-U.S. developed markets to finish modestly ahead of their benchmarks. For the first quarter of 2002, the Russell 3000 index, a broad market US index, finished 0.97%, while the MSCI EAFE index finished the quarter flat.

Portfolio Statistics

March 31, 2002

Investment Performance
	6 Months	12 Months
	ended	ended
	3/31/02	3/31/02
Class A	9.67%	(9.39%)
Class B	8.93%	(10.67%)
Class C	9.09%	(10.35%)
Class I	10.07%	(8.73%)
MSCI EAFE
Index GD	8.08%	(7.80%)
Lipper International
Funds Avg	9.74%	(7.48%)

Ten Largest Stock Holdings
% of Net Assets
HBOS plc (Halafax & Bank
of Scotland	3.1%
TeleNorte Leste
Participacoes (ADR)	2.5%
Telefonos de Mexico,
S.A. de C.V. (ADR)	2.3%
Gas Natural SDG, S.A.	2.3%
Societe General Routiere	2.2%
National Australia Bank Ltd.	2.2%
Swisscom AG	2.2%
Skand Enskilda Banken AB	2.0%
Nokia Oyj	2.0%
Swiss Reinsurance Co.	1.8%
Total	22.6%

Asset Allocation
Stocks	95%
Bonds & Notes	4%
Cash & Cash Equivalents	1%
100%

Investment performance does not reflect the deduction of any front-end or deferred sales charge.

GD represents gross dividends.

Source: Lipper Analytical Services, Inc.

Portfolio Statistics

March 31, 2002

Average Annual Total Returns
Class A Shares
One year	(13.68%)
Five year	(0.75%)
Since inception	3.71%
(7/2/92)

Class B Shares
One year	(15.13%)
Since inception	(6.59%)
(4/1/98)

Class C Shares
One year	(11.25%)
Five year	(0.76%)
Since inception	1.07%
(3/1/94)

Class I Shares
One year	(8.73%)
Since inception	(4.87%)
(3/1/99)

The strong performance of the U.S. Dollar dampened the beneficial effects from strong non-US developed market performance in both the Fund, and the benchmark. The Fund's under-exposure to the Euro and the Japanese Yen, which depreciated by 4.2% and 10.1%, respectively over the six month period, helped boost performance from currency exposures.

What was the Investment Strategy?

In this volatile environment for stocks, the Fund derived its favorable performance from the strong performance of holdings in the financials, technology and telecommunications services sectors. Additionally, as domestic and global market investors tended to favor companies with small market capitalization (market cap) over large market cap companies, the Fund's lower exposure to very large cap names and greater exposure to mid cap names boosted performance.

Two stocks that contributed to performance were Innogy, which rose on a buyout by German utility RWE, and Dutch Telcom Company KPN, which rose after Bell South successfully placed its 9% stake in the market. KPN is struggling under a debt burden in the wake of the TMT bubble, but seems to be turning the corner. Two other British stocks, HBOS and BT, also contributed to performance. The largest negative impacts were from Yamanouchi Pharmaceuticals and Fujikura.

Country selection contributed about +20 basis points within the developed markets, largely as a result of an underweight in Japan. An allocation to emerging markets, at the end of the quarter, also helped performance.

Performance Comparison

Comparison of change in value of $10,000 investment. (Source:Lipper Analytical Services, Inc.)

[INSERT LINE GRAPH HERE]

Total returns assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end or deferred sales charge. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Fund effective March 2002. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

What is the Outlook?

As the Fund's new subadvisor, we will use a disciplined, fundamentals-driven investment process to manage the Fund. Our investment process relies on blending a value oriented process that focuses on the relationship between free cash flow and price, a traditional value process that looks for high quality companies with low stock prices, and a momentum oriented process that values the information from the market about what type of stocks investors currently favor and what companies are benefiting most from the current environment. This process focuses on identifying the stocks that are most likely to outperform. Our portfolio construction process builds portfolios with close attention to the risks of the portfolio, seeking to protect the Fund from unintended risks.

April 26, 2002

Portfolio Statistics

Country Allocation
	% of Equity Securities
	3/31/02	9/30/01
Australia	4.2%	1.2%
Austria	1.4%	1.2%
Belgium	0.5%	-
Brazil	4.3%	3.0%
Canada	0.9%	-
Denmark	3.6%	2.9%
Finland	2.2%	-
France	11.0%	10.1%
Germany	-	1.2%
Hong Kong	2.6%	2.9%
India	0.6%	0.6%
Ireland	1.1%	-
Italy	0.8%	4.2%
Japan	13.8%	21.3%
Korea	2.7%	0.7%
Mexico	2.8%	3.2%
Netherlands	7.7%	6.2%
Norway	0.3%	1.6%
Portugal	-	0.7%
Singapore	1.6%	2.6%
South Africa	0.1%	0.1%
Spain	4.2%	4.4%
Sweden	2.2%	3.2%
Switzerland	5.9%	5.4%
U.K.	22.4%	19.8%
U.S.	3.1%	3.5%
	100%	100%

Portfolio Statistics

March 31, 2002

Portfolio Characteristics

(Equity Holdings, excluding

Special Equities)
	International	MSCI
	Equity	EAFE
	Fund	index
Number of Stocks	82	1,021
Median Market
Capitalization ($bil)	11.77	N/A
(by portfolio weight)
Price/Earnings
Ratio	17.80	24.58

Yield	2.19%	2.23%
(return on
capital investment)

Volatility Measure
	International	MSCI
	Equity	EAFE
	Fund	index
Beta1	1.04	1.01

1Measure of volatility compared to the S&P 500 Stock Index (S&P 500) beta of 1. The higher the beta, the higher the risk and potential reward.

Source: Vestek

Statement of Net Assets

March 31, 2002
Equity Securities - 94.1%	Shares	Value
Australia - 4.0%
National Australia Bank, Ltd.*	231,967	$4,229,877
Qantas Airways, Ltd.	453,276	1,086,090
QBE Insurance Group, Ltd.	615,374	2,361,156
		7,677,123

Austria - 1.3%
Mayr-Melnhof Karton AG	42,500	2,504,790

Belgium - 0.5%
Fortis	44,758	993,584

Brazil - 4.0%
Tele Norte Leste Participacoes (ADR)	380,000	4,772,800
Unibanco - Uniao De Bancos Brasileiros (GDR)	120,000	2,934,000
		7,706,800

Canada - 0.9%
Royal Bank of Canada	49,800	1,662,813

Denmark - 3.4%
SAP AG	14,100	2,130,898
Tele Danmark AS	41,798	1,341,767
Volkswagen AG	57,100	3,005,370
		6,478,035

Finland - 2.0%
Nokia Oyj	186,050	3,924,432

France - 10.4%
Castorama Dubois Investissement, S.A.	7,649	417,509
France Telecom, S.A.	36,952	1,129,760
Havas Advertising, S.A.	188,300	1,693,341
JC Decaux, S.A. *	156,223	1,808,799
L'OREAL, S.A.	33,600	2,478,978
Pechiney, S.A.	41,000	2,180,815
Schneider Electric, S.A.	10,558	533,094
Societe General Routiere	68,238	4,306,833
Valeo, S.A.	72,700	3,221,410
Vivendi Environnement, S.A.	69,511	2,154,256
		19,924,795

Hong Kong - 2.5%
Mass Transit Railway Corp.	1,780,500	2,579,525
Swire Pacific, Ltd.	2,999,000	2,191,647
		4,771,172

Equity Securities - Cont'd	Shares	Value
India - 0.6%
Videsh Sanchar Nigam, Ltd. (ADR)	142,000	$1,114,700

Ireland - 1.0%
Allied Irish Banks plc	157,793	1,936,870

Italy - 0.7%
Telecom Italia Mobile S.p.A.	290,000	1,403,675

Japan - 13.0%
Acom Co., Ltd.	13,192	797,677
Benesse Corp.	100,900	2,305,025
Fuji Photo Film Co., Ltd.	88,000	2,766,690
Fujikura, Ltd.	487,000	1,835,865
Mazda Motor Corp.	314,067	767,201
Olympus Optical Co.	105,000	1,306,216
Richo Co., Ltd.	120,000	2,221,133
Rohm Co.	16,000	2,400,573
Sumitomo Bakelite Co., Ltd.	126,000	923,376
Takeda Chemical Industries, Ltd.*	61,000	2,469,710
Terumo Corp.	179,000	2,325,306
Toyota Motor Corp.	87,000	2,505,673
Yamanouchi Pharmaceutical Co., Ltd.	92,000	2,295,925
.		24,920,370

Korea - 2.5%
Korea Telecom Corp. (ADR)	77,600	1,860,848
Samsung Electronics Co., Ltd.*	42,580	2,950,794
.		4,811,642

Mexico - 2.7%
Corporacion Durango, S.A. de C.V. (ADR)*	55,559	290,574
Empresas ESM, S.A. de C.V. # (dagger)	50	350,000
Telefonos de Mexico, S.A. de C.V. (ADR)	110,000	4,442,900
.		5,083,474

Netherlands - 7.2%
ASM Lithography Holding N.V.	107,000	2,692,002
Buhrmann N.V.	169,700	2,215,985
ING Groep N.V.	10,316	280,195
Koninklijke KPN N.V.	489,201	2,499,880
Philips Electronics N.V.	48,348	1,471,865
TNT Post Group N.V.	628	13,028
Unilever N.V.	31,690	1,815,273
Vedior N.V.*	213,762	2,884,403
.		13,872,631

Norway - 0.3%
DNB Holding ASA	112,400	591,954

Singapore - 1.5%
Overseas-Chinese Banking Corp., Ltd.	397,000	2,971,122

Equity Securities - Cont'd	Shares	Value
South Africa - 0.1%
Community Growth Fund	870,404	$195,147

Spain - 4.0%
Banco Santander Central Hispano, S.A.	124,015	1,036,428
Corporacion Mapfre, S.A.	341,038	2,289,027
Gas Natural SDG, S.A.	253,000	4,341,111
		7,666,566

Sweden - 2.1%
Assa Abloy, Series B	5,000	66,043
Skand Enskilda Banken AB	396,000	3,932,511
		3,998,554

Switzerland - 5.5%
Phonak AG	9,887	165,810
Swiss Reinsurance Co.	38,300	3,518,507
Swisscom AG	13,962	4,210,565
Synthes Stratec, Inc.	4,112	2,697,394
		10,592,276

United Kingdom - 21.0%
Abbey National Benefit Consultants, Ltd.*	132,047	1,872,828
Barclays plc	100,000	3,090,081
BG Group plc	345,000	1,495,948
Boots Co. plc	223,064	2,136,151
British Land Co. plc	180,682	1,331,482
BT Group plc	777,500	3,100,049
Cadbury Schweppes plc	242,000	1,670,488
Carlton Communication plc	416,000	1,608,323
Compass Group plc	206,080	1,379,253
Dixons Group plc	432,261	1,609,637
FirstGroup plc	250,000	1,075,120
GlaxoSmithKline plc	132,615	3,123,477
HBOS plc (Halifax & Bank of Scotland)	550,000	5,940,574
Innogy Holdings plc	696,000	2,675,981
Land Securities plc	79,292	1,008,303
Marks & Spencer Group plc	463,981	2,545,382
Royal Bank of Scotland Group plc	39,087	1,006,331
Unilever plc	249,164	1,994,030
Vodafone Airtouch plc (GBP)	955,446	1,765,321
		40,428,759

Equity Securities - Cont'd	Shares	Value
United States - 2.9%
Calypte Biomedical Corp., Series E (Preferred) *	50,000	$10,000
Northern Power Systems:
Series A (Preferred) # (dagger) *	1,747	8,735
Series C (Preferred) # (dagger) *	182,178	910,890
Series D (Preferred) # (dagger) *	35,000	175,000
Powerspan Corp.:
Series A (Preferred) # (dagger) *	90,909	454,545
Series B (Preferred) # (dagger) *	40,000	200,000
ProFund International, S.A.:
(Common) # (dagger) *	2,501	2,037
(Preferred) # (dagger) *	247,499	201,637
Proton Energy Systems, Inc.:
Series A (Preferred) *	227,273	1,477,274
Series B (Preferred) *	60,183	391,189
Series C (Preferred) # (dagger) *	130,875	850,687
RF Technology, Inc.:
Series A (Preferred) # (dagger) *	53,844	53,844
Warrants Exp. 3/23/06 # (dagger) *	15,384	-
SMARTTHINKING, Inc., Series A (Preferred) # (dagger) *	424,016	187,500
Soluz, Inc.:
(Common) # (dagger) *	10,250	102,500
Warrants Exp. 3/23/06 # (dagger) *	3,125	-
Wellspring International, Inc.:
Series A (Preferred) # (dagger) *	129,032	327,741
Series B (Preferred) # (dagger) *	108,268	275,001
		5,628,580

Total Equity Securities (Cost $184,793,804 )		180,859,864

	Adjusted
Limited Partnership Interests - 0.6%	Basis
SEAF Central & Eastern European Growth Fund # (dagger) *	$645,100	645,100
Solar Development Capital Ltd. (SDC) # (dagger) *	32,500	32,500
Sustainable Asset Management Sustainability Fund # (dagger) *	274,685	221,427
Terra Capital Investments, Inc. # (dagger) *	221,800	158,333

Total Limited Partnership Interests (Cost $1,140,825)		1,057,360

U.S. Government Agencies	Principal
And Instrumentalities - 2.6%	Amount	Value
Federal Home Loan Bank Discount Notes, 1.61%, 4/1/02	5,000,000	5,000,000

Total U.S. Government Agencies
and Instrumentalities (Cost $5,000,000)		5,000,000

Corporate Notes - 0.1%
Mayer Laboratories, Inc., 6.00%, 12/31/02 (Convertible Note) # (dagger)	150,000	150,000
Soluz Dominicana, Inc., 9.00%, 8/9/02 # (dagger)	150,000	110,000

Total Corporate Notes (Cost $260,000)		260,000

.	Principal
High Social Impact Investments - 1.7%	Amount	Value
Calvert Foundation Community Investment Note, 3.00%, 7/1/02 #	$2,985,000	$2,962,016
Mennonite Economic Development Association, 4.00%, 12/31/02 #	200,000	196,832
Shared Interest, 3.00%, 9/30/02 #	150,000	146,923

Total High Social Impact Investment (Cost $3,335,000)		3,305,771

Certificates Of Deposit - 0.1%
Banco Solidario Co., 7.50%, 8/19/02 # (caret)	53,819	53,819
Self Help Credit Union, 2.18%, 2/21/03 # (caret)	100,000	100,000
ShoreBank, 2.20%, 3/15/03 # (caret)	100,000	99,840

Total Certificates of Deposit (Cost $253,819)		253,659

TOTAL INVESTMENTS (Cost $194,783,448) - 99.2%		190,736,654
Other assets and liabilities, net - 0.8%		1,558,656
Net Assets - 100%		$192,295,310

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock with
250,000,000 shares of $0.01 par value share authorized for
Classes A, B, C and I combined:
Class A : 10,449,402 shares outstanding	$174,990,559
Class B : 354,687 shares outstanding	7,392,623
Class C : 582,350 shares outstanding	10,984,618
Class I : 1,548,349 shares outstanding	31,314,000
Undistributed net investment income (loss)	(395,824)
Accumulated net realized gain (loss) on investments
and foreign currencies	(27,937,525)
Net unrealized appreciation (depreciation) on investments
and assets and liabilities in foreign currencies	(4,053,141)
Net Assets	$192,295,310

NET ASSET VALUE PER SHARE
Class A (based on net assets of $155,592,800)	$14.89
Class B (based on net assets of $5,030,002)	$14.18
Class C (based on net assets of $7,981,862)	$13.71
Class I (based on net assets of $23,690,646)	$15.30

Abbreviations:

ADR: American Depository Receipt

GDR: Global Depository Receipt

* Non-income producing.

# This security was valued by the Board of Directors. See Note A.

(dagger) Restricted securities represent 2.8% of net assets of the Fund.

(caret) These certificates of deposit are fully insured by agencies of the federal government.

See notes to financial statements.

Statement of Operations

Six Months Ended March 31, 2002
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $86,967)	$1,293,067
Interest income (net of foreign taxes withheld of $4)	93,872
Total investment income	1,386,939

Expenses:
Investment advisory fee	709,235
Transfer agency fees and expenses	290,016
Distribution Plan expenses:
Class A	191,822
Class B	23,834
Class C	37,840
Directors' fees and expenses	16,095
Administrative fees	307,640
Custodian fees	132,261
Registration fees	24,480
Reports to shareholders	46,093
Professional fees	27,154
Miscellaneous	37,816
Total expenses	1,844,286
Reimbursement from Advisor:
Class I	(19,155)
Fees paid indirectly	(6,786)
Net expenses	1,818,345

Net Investment Income	(431,406)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(21,433,367)
Foreign currency transactions	(155,073)
(21,588,440)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	39,748,481
Assets and liabilities denominated in foreign currencies	(6,846)
39,741,635

Net Realized and Unrealized Gain
(Loss)	18,153,195

Increase (Decrease) in Net Assets
Resulting From Operations	$17,721,789

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2002	2001
Operations:
Net investment income (loss)	($431,406)	$178,479
Net realized gain (loss)	(21,588,440)	(3,333,714)
Change in unrealized appreciation or (depreciation)	39,741,635	(86,639,202)
Increase (Decrease) in Net Assets
Resulting From Operations	17,721,789	(89,794,437)

Distributions to shareholders from
Net realized gain:
Class A Shares	(855,295)	(14,627,358)
Class B Shares	(27,383)	(383,947)
Class C Shares	(45,320)	(785,926)
Class I Shares	(126,199)	(664,289)
Total distributions	(1,054,197)	(16,461,520)

Capital share transactions:
Shares sold:
Class A Shares	43,747,959	176,226,334
Class B Shares	613,675	1,777,518
Class C Shares	1,076,355	2,659,465
Class I Shares	27,832	21,174,873
Reinvestment of distributions:
Class A Shares	791,886	13,668,037
Class B Shares	24,503	349,910
Class C Shares	41,796	718,695
Class I Shares	119,566	514,835
Redemption fees:
Class A Shares	118,800	56,903
Shares redeemed:
Class A Shares	(54,909,512)	(186,546,334)
Class B Shares	(528,390)	(592,594)
Class C Shares	(1,188,276)	(2,530,348)
Class I Shares	(647,072)	(496,414)
Total capital share transactions	(10,710,878)	26,980,880
Total Increase (Decrease) in Net Assets	5,956,714	(79,275,077)
Net Assets
Beginning of period	186,338,596	265,613,673
End of period (including undistributed net investment
income (loss) of ($395,824) and $35,582, respectively.)	$192,295,310	$186,338,596

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2002	2001
Shares sold:
Class A Shares	3,055,336	9,831,541
Class B Shares	44,412	100,521
Class C Shares	79,979	149,911
Class I Shares	1,892	1,127,150
Reinvestment of distributions:
Class A Shares	52,901	692,081
Class B Shares	1,710	18,253
Class C Shares	3,022	38,939
Class I Shares	7,789	25,601
Shares redeemed:
Class A Shares	(3,817,258)	(10,329,386)
Class B Shares	(38,274)	(35,007)
Class C Shares	(88,817)	(151,929)
Class I Shares	(42,578)	(30,662)
Total capital share activity	(739,886)	1,437,013

See notes to financial statements.

Notes to Financial Statements

Note A - Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. Class I shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2002, $8,976,907, or 4.7% of net assets, were valued by the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to per-

form in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Fund maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the change in market value. Unrealized or realized gains and losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: In an effort to minimize the effect of any market timers, the Fund charges a redemption fee to shareholders upon the redemption of certain large-ticket purchases redeemed within 30 days of purchase. The fee, which is payable to the Fund, is equal to 2% of redemption proceeds, on purchases in excess of $100,000 that are redeemed or exchanged out of the Fund in less than 30 days.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Audit Guide Implementation: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Fund has implemented the provisions of the Guide, as required on October 1, 2001. The implementation did not have a material impact on the Fund's financial statements.

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by Ameritas Acacia Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement, $204,537 was payable at period end.

The Advisor contractually reimbursed the Fund for expenses of $19,155 for the six months ended March 31, 2002.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.0% and 1.0% annually of average daily net assets of each Class A, Class B and Class C shares, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $43,830 was payable at period end.

The Distributor received $66,230 as its portion of commissions charged on sales of the Fund's shares for the six months ended March 31, 2002.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $66,780 for the six months ended March 31, 2002. Under the terms of the agreement, $11,019 was payable at period end. National Financial Data Services, Inc., is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class B and Class C shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $52,938 was payable at period end.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not affiliated with the Advisor receives an annual fee of $4,000 plus $1,000 for each Board and Committee meeting attended. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board. Director's fees are allocated to each of the funds in the series served.

Note C - Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $91,460,013 and $98,292,187, respectively.

The cost of investments owned at March 31, 2002 for federal income tax purposes was $195,209,819. Net unrealized depreciation aggregated $4,623,165, of which $11,919,316 related to appreciated securities and $16,542,481 related to depreciated securities.

Note D - Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio and the CVS Ameritas Index 500 Portfolio) and State Street Bank and Trust Company ("the Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only. Borrowings under this facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2002. For the six months ended March 31, 2002, borrowings by the Fund under the Agreement were as follows:
	Weighted		Month of
Average	Average	Maximum	Maximum
Daily	Interest	Amount	Amount
Balance	Rate	Borrowed	Borrowed
$235,160	2.51%	$2,969,161	October 2001

Change in Independent Auditor

In May 2002, Arthur Andersen LLP (Arthur Andersen) was dismissed as independent auditor for the Calvert Group Funds. KPMG LLP (KPMG) was selected as the Fund's independent auditor. The Fund's selection of KPMG as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

The reports on the financial statements audited by Arthur Andersen for the years ended September 30, 2001 and September 30, 2000 for the Funds did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between the Funds and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of such years.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2002	2001	2000
Net asset value, beginning	$13.65	$21.77	$21.89
Income from investment operations
Net investment income (loss)	(.04)	.01	(.03)
Net realized and unrealized gain (loss)	1.36	(6.75)	.87
Total from investment operations	1.32	(6.74)	.84
Distributions from
Net realized gains	(.08)	(1.38)	(.96)
Total distributions	(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value	1.24	(8.12)	(.12)
Net asset value, ending	$14.89	$13.65	$21.77

Total return*	9.67%	(32.93%)	3.36%
Ratios to average net assets:
Net investment income (loss)	(.50%) (a)	.07%	(.15%)
Total expenses	1.97% (a)	1.85%	1.81%
Expenses before offsets	1.97% (a)	1.85%	1.81%
Net expenses	1.96% (a)	1.83%	1.73%
Portfolio turnover	51%	93%	76%
Net assets, ending (in thousands)	$155,593	$152,278	$238,646

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	1999	1998	1997
Net asset value, beginning	$18.57	$22.06	$18.62
Income from investment operations
Net investment income	.01	.06	.10
Net realized and unrealized gain (loss)	4.94	(2.11)	3.81
Total from investment operations	4.95	(2.05)	3.91
Distributions from
Net investment income	(.07)	(.06)	(.05)
Net realized gains	(1.56)	(1.38)	(.42)
Total distributions	(1.64)	(1.44)	(.47)
Total increase (decrease) in net asset value	3.32	(3.49)	3.44
Net asset value, ending	$21.89	$18.57	$22.06

Total return*	27.53%	(9.29%)	21.44%
Ratios to average net assets:
Net investment income (loss)	.04%	.27%	.51%
Total expenses	1.87%	1.86%	1.91%
Expenses before offsets	1.87%	1.86%	1.91%
Net expenses	1.83%	1.80%	1.76%
Portfolio turnover	82%	84%	58%
Net assets, ending (in thousands)	$231,516	$195,192	$225,169

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2002	2001	2000
Net asset value, beginning	$13.09	$21.20	$21.56
Income from investment operations
Net investment income (loss)	(.11)	(.18)	(.23)
Net realized and unrealized gain (loss)	1.28	(6.55)	.83
Total from investment operations	1.17	(6.73)	.60
Distributions from:
Net realized gains	(.08)	(1.38)	(.96)
Total distributions	(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value	1.09	(8.11)	(.36)
Net asset value, ending	$14.18	$13.09	$21.20

Total return*	8.93%	(33.82%)	2.28%
Ratios to average net assets:
Net investment income (loss)	(1.76%) (a)	(1.13%)	(1.29%)
Total expenses	3.26% (a)	3.08%	3.04%
Expenses before offsets	3.26% (a)	3.08%	3.04%
Net expenses	3.25% (a)	3.06%	2.96%
Portfolio turnover	51%	93%	76%
Net assets, ending (in thousands).	$50,030	$4,542	$5,577

	Periods Ended
	September 30,	September 30,
Class B Shares	1999	1998(caret)
Net asset value, beginning	$18.48	$21.83
Income from investment operations
Net investment income (loss)	(.15)	(.05)
Net realized and unrealized gain (loss)	4.79	(3.30)
Total from investment operations	4.64	(3.35)
Distributions from:
Net realized gains	(1.56)	--
Total distributions	(1.56)	--
Total increase (decrease) in net asset value	3.08	(3.35)
Net asset value, ending	$21.56	$18.48

Total return*	25.84%	(15.35%)
Ratios to average net assets:
Net investment income (loss)	(1.20%)	(.99%)(a)
Total expenses	3.62%	6.11%(a)
Expenses before offsets	3.20%	3.22%(a)
Net expenses	3.16%	3.16%(a)
Portfolio turnover	82%	84%
Net assets, ending (in thousands)	$3,133	$879

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2002	2001	2000
Net asset value, beginning	$12.64	$20.46	$20.81
Income from investment operations
Net investment income (loss)	(.10)	(.14)	(.22)
Net realized and unrealized gain (loss)	1.25	(6.30)	.83
Total from investment operations	1.15	(6.44)	.61
Distributions from:
Net realized gains	(.08)	(1.38)	(.96)
Total distributions	(.08)	(1.38)	(.96)
Total increase (decrease) in net asset value	1.07	(7.82)	(.35)
Net asset value, ending	$13.71	$12.64	$20.46

Total return*	9.09%	(33.62%)	2.41%
Ratios to average net assets:
Net investment income (loss)	(1.50%) (a)	(.89%)	(1.06%)
Total expenses	2.99% (a)	2.81%	2.75%
Expenses before offsets	2.99% (a)	2.81%	2.75%
Net expenses	2.98% (a)	2.79%	2.67%
Portfolio turnover	51%	93%	76%
Net assets, ending (in thousands)	$7,982	$7,434	$11,278

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	1999	1998	1997
Net asset value, beginning	$17.83	$21.39	$18.20
Income from investment operations
Net investment income (loss)	(.17)	(.13)	(.07)
Net realized and unrealized gain (loss)	4.71	(2.05)	3.68
Total from investment operations	4.54	(2.18)	3.61
Distributions from
Net realized gains	(1.56)	(1.38)	(.42)
Total distributions	(1.56)	(1.38)	(.42)
Total increase (decrease) in net asset value	2.98	(3.56)	3.19
Net asset value, ending	$20.81	$17.83	$21.39

Total return*	26.25%	(10.22%)	20.22%
Ratios to average net assets:
Net investment income (loss)	(.92%)	(.79%)	(.42%)
Total expenses	2.83%	2.91%	2.91%
Expenses before offsets	2.83%	2.91%	2.91%
Net expenses	2.80%	2.85%	2.76%
Portfolio turnover	82%	84%	58%
Net assets, ending (in thousands)	$9,777	$8,043	$8,799

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class I Shares	2002	2001
Net asset value, beginning	$13.97	$22.03
Income from investment operations
Net investment income	.04	.18
Net realized and unrealized gain (loss)	1.37	(6.86)
Total from investment operations	1.41	(6.68)
Distributions from:
Net realized gains	(.08)	(1.38)
Total distributions	(.08)	(1.38)
Total increase (decrease) in net asset value	1.33	(8.06)
Net asset value, ending	$15.30	$13.97

Total return*	10.07%	(32.25%)
Ratios to average net assets:
Net investment income (loss)	.43% (a)	1.09%
Total expenses	1.22% (a)	1.19%
Expenses before offsets	1.06% (a)	1.07%
Net expenses	1.05% (a)	1.05%
Portfolio turnover	51%	93%
Net assets, ending (in thousands)	$23,691	$22,085

	Periods Ended
	September 30,	September 30,
Class I Shares	2000	1999#
Net asset value, beginning	$21.99	$19.91
Income from investment operations
Net investment income	.16	.15
Net realized and unrealized gain (loss)	.84	1.93
Total from investment operations	1.00	2.08
Distributions from:
Net realized gains	(.96)	-
Total distributions	(.96)	-
Total increase (decrease) in net asset value	.04	2.08
Net asset value, ending	$22.03	$21.99

Total return*	4.10%	10.45%
Ratios to average net assets:
Net investment income (loss)	.90%	1.19% (a)
Total expenses	1.28%	1.53% (a)
Expenses before offsets	1.12%	1.09% (a)
Net expenses	1.05%	1.05% (a)
Portfolio turnover	76%	82%
Net assets, ending (in thousands)	$10,114	$3,006

(a) Annualized

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

# From April 1, 1999 inception.

(caret) From March 1, 1998 inception.

See notes to financial statements.

Financial Tables and Glossary

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type and may be further broken down into sub-groups.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. It also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund's holdings, including each securities market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the funds' net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the ones shown in the Operations section as distributions are determined on a tax basis. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period.

GLOSSARY

Appreciation - An increase in an investment's value.

Basis Point - One one-hundredths of a percentage point. This term is often used in describing changes in interest rates.

Capital Gain Distribution - Payments to mutual fund shareholders of net gains realized on the sale of the fund's portfolio securities. Long-term gains are earned on securities held in the portfolio more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes.

Depreciation - A decline in an investment's value.

Distributions - Dividends paid from net investment income and realized capital gains.

Expense Ratio - A fund's cost of doing business, disclosed in the prospectus, expressed as a percentage of net assets. An expense ratio of 0.50% means that a fund's expenses amount to half of one percent of its average net assets a year.

Net Asset Value (NAV) - Value of one share of a fund that is determined by subtracting liabilities (payables, accrued expenses, taxes) from assets (cash, investments, receivables) and dividing the net assets by the number of shares outstanding.

Portfolio Turnover - A measure of the trading activity in a fund's investment portfolio - how often securities are bought and sold by a fund.

Total Return - A measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment.

Yield - A measure of net income (dividends and interest less expenses) earned by the securities in a fund's portfolio during a specified period.

Calvert World Values International Equity Fund

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Calvert Group

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http://www.calvert.com

Principal Underwriter

Calvert Distributors, Inc.

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Suite 1000 North

Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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